UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

December 31, 2025 NAV Per Share

On January 16, 2026, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of December 31, 2025, which is set forth below:

NAV per Share
Class B	$20.0745
Class R	$19.9319
Class J-1	$19.9383
Class J-2	$19.9226
Class J-4	$20.1523
Class S	$20.1319
Class I	$20.1293
Class E	$20.0564

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of December 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$2,177,027
Investments in real estate-related assets	471,526
Cash and cash equivalents	213,124
Restricted cash	159,641
Other assets	33,946
Secured debt arrangements	(1,386,979)
Subscriptions received in advance	(36,016)
Revolving credit facilities	(295,078)
Distribution payable	(8,147)
Due to affiliate	(4,400)
Other liabilities	(60,712)
Non-controlling interests	(23,890)
Net Asset Value	$1,240,042
Number of outstanding shares	61,901

The following table provides a breakdown of our total NAV and NAV per share by class as of December 31, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of December 31, 2025
Class B	$508,642	25,338	$20.0745
Class R	89,167	4,474	$19.9319
Class J-1	316,355	15,867	$19.9383
Class J-2	67,180	3,372	$19.9226
Class J-4	103,098	5,116	$20.1523
Class S	22,293	1,107	$20.1319
Class I	107,880	5,359	$20.1293
Class E	25,427	1,268	$20.0564
Total	$1,240,042	61,901

The following table provides a breakdown of the major components of NAV as of November 30, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,901,203
Investments in real estate-related assets	460,120
Cash and cash equivalents	174,301
Restricted cash	110,397
Other assets	40,433
Secured debt arrangements	(1,084,511)
Subscriptions received in advance	(21,645)
Revolving credit facilities	(269,033)
Distribution Payable	(7,747)
Due to affiliate	(3,442)
Other liabilities	(57,124)
Non-controlling interests	(22,038)
Net Asset Value	$1,220,914
Number of outstanding shares	60,864

The following table provides a breakdown of our total NAV and NAV per share by class as of November 30, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of November 30, 2025
Class B	$496,957	24,722	$20.1013
Class R	89,142	4,466	$19.9591
Class J-1	315,692	15,811	$19.9655
Class J-2	66,966	3,357	$19.9500
Class J-4	100,566	4,983	$20.1833
Class S	21,632	1,073	$20.1647
Class I	103,989	5,158	$20.1625
Class E	25,970	1,294	$20.0775
Total	$1,220,914	60,864

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: January 20, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer